Exhibit 10.19
                                 ---------------







     This is the consent to assignment received by the Company from the FCC consenting to transfer of control from Roy H. Park to Dorothy D. Park, Personal Representative of the Estate of Roy H. Park.

     The consent includes a listing of the stations for which consent was granted. However, the Company does not own the station located at "Brant Lakes & S. Horicon, NY", and the Company is pursuing correcting this matter with the FCC.
United States of America
Federal Communications Commission
Washington, D.C. 20554

File No(s):  "SEE PAGES TWO & THREE"

Class of Stations(s).  COMMERCIAL TV, AUX.
                       TV TRANSLATORS, AM-FM AND FM
                       BOOSTER & FM TRANSLATOR

From:     Roy H. Park (Decedent), Chairman
          Park Communications, Inc.

To: Dorothy D. Park, Personal Representative of the estate of Roy H. Park, C/O Park Communications, Inc.

[X] Involuntary Consent to Transfer Control

Whereby
of
Control by
is effected

Licensee/Permittee:
(for transfer only)  "SEE PAGES TWO & THREE"

Call Sign(s)  Station Location(s)   Auxiliary Station(s) (for assignments only)
- ------------  -------------------   -------------------------------------------
                                   **THIS INCLUDES ALL ASSOCIATED
                                     BROADCAST AUXILIARY STATIONS

               "SEE PAGES TWO & THREE"

     Under authority of the Communications Act of 1934, as amended, the consent of the Federal Communications Commission is hereby granted to the transaction indicated above.
     The Commission's consent to the above is based on the representations made by the applicants that the statements contained in, or made in connection with, the application are true and that the undertakings of the parties upon which this transaction is authorized will be carried out in good faith.
     The actual consummation of voluntary transactions shall be completed within 60 days from the date hereof, and notice in letter form thereof shall promptly be furnished the Commission by the buyer showing the date the acts necessary to effect the transaction were completed. Upon furnishing the Commission with such written notice, this transaction will be considered completed for all purposes related to the above described station(s).
     FCC Form 323 (Ownership Report), must be filed within 30 days after consummation, by the licensee/permittee or assignee.

     ADDITIONAL REQUIREMENTS FOR ASSIGNMENTS ONLY:

     Upon consummation the assignor must deliver the permit/license, including any modifications thereof to the assignee.
     It is hereby directed that, upon consummation, a copy of this consent be posted with the station authorization(s) as required by the Commission's Rules and Regulations.
     The assignee is not authorized to construct nor operate said station(s) unless and until notification of consummation in letter form has been forwarded to the commission.

ORIGINAL

Dated:  January 27, 1994              Issued:  February 3, 1994
Federal Communications Commission     [FCC Logo] FCC 732
                                                 March 1983   jd-mc
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
PAGE TWO OF THREE                          ORIGINAL

CALL SIGN        NAME OF LICENSEE/PERMITTEE                         STATION FILE NUMBER       STATION LOCATION
- ---------        ---------------------------------                  --------------------      -----------------
WNCT-TV          ROY H. PARK BROADCASTING, INC.                     BTCCT-940110KG            GREENVILLE, NC
WO5BI            ROY H. PARK BROADCASTING, INC.                     BTCTTV-940110KH           MOREHEAD CITY, NC
WNCT (AM)        ROY H. PARK RADIO, INC.                            BTC-940110KI              GREENVILLE, NC
WNCT-FM          R.H. PARK B/CING. OF EAST CAROLINA                 BTCH-940110KJ             GREENVILLE, NC
WBMG (TV)        BIRMINGHAM TELEVISION CORPORATION                  BTCCT-940110KK            BIRMINGHAM, AL
WO4CB            BIRMINGHAM TELEVISION CORPORATION                  BTCTVL-940110KL           SYLACAUGA, AL
KWJJ (AM)        ROY H. PARK BROADCASTING OF OREGON                 BTC-940110KM              PORTLAND, OR
KWJJ FM          CONTEMPORARY FM, INC.                              BTCH-940110KN             PORTLAND, OR
KJJO (AM)        ROY H. PARK B/CING OF MINN., INC.                  BTC 940110KO              ST. LOUIS PARK, MN
KJJO-FM          R.H. PARK B/CING OF LAKE COUNTRY, INC.             BTCH-940110KP             ST. LOUIS PARK, MN
WNAX (AM)        ROY H. PARK B/CG OF THE MIDWEST, INC.              BTC-940110KQ              YANKTON, SD
WNAX-FM          ROY H. PARK BC OF THE MIDWEST, INC.                BTCH-940110KR             YANKTON, SD
WSLS-TV          ROY H. PARK OF ROANOKE, INC.                       BTCCT-940110KS            ROANOKE, VA
WO2AE            ROY H. PARK B/CING OF ROANOKE, INC.                BTCTTV-940110KT           GARDEN CTY ETC VA
WHEN (AM)        BROADCASTING OF SYRACUSE, INC.                     BTC-940110KU              SYRACUSE, NY
WHEN-FM          ROY H. PARK B/CING OF SYRACUSE, INC.               BTCH-940110KV             SYRACUSE, NY
WUTR (TV)        ROY H. PARK OF UTICA-ROME, INC.                    BTCCT-940110KW            UTICA, NY
W63AE            ROY H. PARK B/CING OF UTICA-ROME                   BTCTT-940110KX            ONEONTA, NY
WDEF-TV          R.H. PARK BROADCASTING OF TENN., INC.              BTCCT-940110KY            CHATTANOOGA, TN
WO7AE            ROY H. PARK B/CING OF TENNESSEE, INC.              BTCTTV-940110KZ           LOOKOUT MT. ETC.GA
WDEF (AM)        ROY H. PARK B/C OF TENNESSEE, INC.                 BTC-940110LA              CHATTANOOGA, TN
WDEF-FM          ROY H. PARK B/CING OF TN., INC.                    BTCH-940110LB             CHATTANOOGA, TN
WJHL-TV          ROY H. PARK B/CTG OF TRI-CITIES, INC.              BTCCT-940110LC            JOHNSON CITY, TN
W13AR            ROY H. PARK B/CING OF TRI-CITIES                   BTCTTV-940110LD           MARION, VA
W07BG            TOWN OF HORICON                                    BTCTTV-940110LE           BRANT LAKES & S. HORICON, NY
WTVR (AM)        ROY H. PARK B/CING OF VIRGINIA, INC                BTC-940110LF              RICHMOND, VA
WTVR-FM          R.H. PARK B/CING OF VIRGINIA, INC.                 BTCH-940110LG             RICHMOND, VA
WTVR-TV          ROY H. PARK BC OF VIRGINIA, INC                    BTCCT-940110LH            RICHMOND, VA
KEZX-FM          ROY H. PARK BROADCASTING OF WASH.                  BTCH-940110LI             SEATTLE, WA
KEZX (AM)        ROY H. PARK B/C OF WASHINGTON, INC.                BTC-940110LJ              SEATTLE, WA

PAGE THREE OF THREE                        ORIGINAL

CALL SIGN        NAME OF LICENSEE/PERMITTEE                         STATION FILE NUMBER       STATION LOCATION
- ---------        ---------------------------------                  --------------------      -----------------
WPAT (AM)        PARK RADIO OF GREATER NEW YORK                     BTC-940110LK              PATERSON, NJ
WPAT-FM          PARK RADIO OF GREATER NEW YORK                     BTCH-940110LL             PATERSON, NJ
KWLO (AM)        PARK RADIO OF IOWA, INC.                           BTC-940110LM              WATERLOO, IA
KFMW-FM          PARK RADIO OF IOWA, INC.                           BTCH-940110LN             WATERLOO, IA
WTVQ-TV          PARK BROADCASTING OF KENTUCKY, INC.                BTCCT-940110LO            LEXINGTON, KY
WNLS (AM)        PARK BROADCASTING OF FLORIDA                       BTC-940110LP              TALLAHASSEE, FL
WTNT (FM)        PARK BROADCASTING OF FLORIDA                       BTCH-940110LQ             TALLAHASSEE, FL
KALB-TV          PARK BROADCASTING OF LOUISIANA,INC.                BTCCT-940110LR            ALEXANDRIA, LA

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